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                                 UNITED STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM  8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 7, 1996


                            USA WASTE SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
           DELAWARE                                 1-12154                                    73-1309529
 (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)                         (I.R.S. EMPLOYER
      OF INCORPORATION)                                                                   IDENTIFICATION NO.)



                         5400 LBJ FREEWAY
                       SUITE 300 - TOWER ONE
                          DALLAS, TEXAS                                                  75240
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                 (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 383-7900


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On May 7, 1996, pursuant to the Agreement and Plan of Reorganization, dated as of December 18, 1995, as amended (the "Merger Agreement"), by and among USA Waste Services, Inc. ("USA Waste"), Riviera Acquisition Corporation ("Acquisition"), a wholly owned subsidiary of USA Waste, and Western Waste Industries ("Western"), Acquisition merged with and into Western, whereupon Western became a wholly owned subsidiary of USA Waste (the "Merger").
Western's common stock, no par value ("Western Common Stock"), is no longer transferable, and certificates evidencing shares of Western Common Stock represent only the right to receive, without interest, shares of USA Waste Common Stock, par value $0.01 per share ("USA Waste Common Stock"), in accordance with the provisions of the Merger Agreement. The holders of shares of Western Common Stock (the "Western Shareholders") are entitled to receive
1.50 (the "Exchange Ratio") shares of USA Common Stock for each share of Western Common Stock held, or an aggregate of approximately 21.7 million shares of USA Waste Common Stock. Also pursuant to the Merger Agreement, each unexpired and unexercised outstanding option to purchase Western Common Stock (each a "Western Option") was automatically converted into an option to purchase that number of shares of USA Waste Common Stock equal to the number of shares of Western Common Stock that could have been purchased under the Western Option multiplied by the Exchange Ratio, at a price per share of USA Waste Common Stock equal to the option exercise price determined pursuant to the Western Option divided by the Exchange Ratio. The stockholders of USA Waste (the "USA Waste Stockholders") and the Western Shareholders approved the Merger on May 7, 1996. The Exchange Ratio was determined through negotiations between the managements of USA Waste and Western and was approved by their respective boards of directors. Cash will be paid in lieu of fractional shares of USA Waste Common Stock (on the basis of $25.625 per share). Pursuant to the Merger Agreement, no interest will be paid or accrued on the consideration paid in the Merger. The Merger was accounted for as a pooling of interests.

         Western is a provider of integrated waste services to commercial, industrial and residential customers. These services consist of the collection, transfer and disposal of solid waste in California, Texas, Louisiana, Florida, Colorado and Arkansas. Western has 91 municipal and regional authority contracts and serves over 785,000 customers. As part of its business, Western operates six landfills, three transfer stations and five recycling facilities. Western is continuing such operations as a wholly owned subsidiary of USA Waste.

ITEM 5.  OTHER EVENTS.

         On May 7, 1996, in connection with the acquisition of Western, USA Waste replaced its existing credit facility with a $750 million senior revolving credit facility (the "Credit Facility") with a consortium of banks including The First National Bank of Boston, Bank of America Illinois and Morgan Guaranty Trust Company. The Credit Facility is for a term of five years and will be available for standby letters of credit of up to $300 million. Loans under the Credit Facility bear interest at a rate based on the Eurodollar rate plus a spread not to exceed 0.75% per annum, which spread is initially set at 0.405% per annum. The Credit Facility requires a facility fee, initially set at 0.22% per annum, not to exceed 0.38% per annum on the entire available credit facility. No principal reductions are required for a three-year period. USA Waste plans to use the funds available under the Credit Facility to refinance existing bank loans and letters of credit, to fund additional acquisitions and to provide working capital for the company's business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         At this time, it is impracticable to provide the required financial statements of Western. The required information will be filed no later than 60 days after the filing of this Report on Form 8-K.

(b)      Pro Forma Financial Information.

         At this time, it is impracticable to provide the required pro forma financial information of USA Waste and Western. The required information will be filed no later than 60 days after the filing of this Report on Form 8-K.




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(c)      Exhibits.

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
Exhibit Number   Description
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
2.1              Agreement and Plan of Merger, dated as of December 18, 1995, by and among USA Waste
                 Services, Inc., Riviera Acquisition Corporation and Western Waste Industries (included as Appendix A in Registration Statement on Form S-4 (Registration No. 333-02181) and
                 incorporated herein by reference).

*2.2             Amendment No. 1 to Agreement and Plan of Merger, dated May 1, 1996, by and among USA
                 Waste Services, Inc., Riviera Acquisition Corporation and Western Waste Industries.

*10.1            Revolving Credit Agreement by and among USA Waste Services, Inc., The First National
                 Bank of Boston, Bank of America Illinois, Morgan Guaranty Trust Company of New York
                 and other financial institutions, dated as of May 7, 1996.

*99.1            Press Release, dated May 7, 1996, relating to closing of the Merger and new revolving credit agreement.
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* Filed herewith.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        USA WASTE SERVICES, INC.




Dated:   May 22, 1996                  By:  /s/ Bruce E. Snyder
                                            -----------------------------------
                                            Bruce E. Snyder
                                            Vice President-Controller,
                                            Chief Accounting Officer




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                                 EXHIBIT INDEX


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
                                                                                                Sequentially
   Exhibit No.                            Description                                          Numbered Page
   -----------                            -----------                                          -------------
       2.1           Agreement and Plan of Merger, dated as of December 18, 1995, by and among USA Waste Services, Inc., Riviera Acquisition
                     Corporation and Western Waste Industries (included as Appendix
                     A in Registration Statement on Form S-4 (Registration No. 333-02181)
                     and incorporated herein by reference).

      *2.2           Amendment No. 1 to Agreement and Plan of Merger, dated May 1,
                     1996, by and among USA Waste Services, Inc., Riviera Acquisition
                     Corporation and Western Waste Industries.

     *10.1           Revolving Credit Agreement by and among USA Waste Services, Inc.,
                     The First National Bank of Boston, Bank of America Illinois,
                     Morgan Guaranty Trust Company of New York and other financial institutions, dated as of May 7, 1996.

     *99.1           Press Release, dated May 7, 1996, relating to closing of the Merger and new revolving credit agreement.
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